Exhibit 99.1

STOCK SUBSCRIPTION AGREEMENT

STOCK SUBSCRIPTION AGREEMENT, dated as of December 8, 2008 (this “Agreement”), by and among NCO Group, Inc., a Delaware corporation (the “Company”), One Equity Partners II, L.P., a Cayman Islands limited partnership (“OEP II”), OEP II Co-Investors, L.P., a Cayman Islands limited partnership (“OEP II Co-Invest”), and OEP II Partners Co-Invest, L.P., a Cayman Islands limited partnership (“OEP II Partners Co-Invest,” and together with OEP II and OEP Co-Invest, each a “Purchaser” and, collectively, the “Purchasers”).

W I T N E S S E T H:

WHEREAS, the Company has determined to issue and sell up to $25,000,000, in the aggregate, of the Company’s Series B-1 19% PIK Preferred Stock, par value $.01 per share (the “Series B-1 Preferred Stock”), and Series B-2 19% Preferred Stock, par value $.01 per share (the “Series B-2 Preferred Stock” and, together with the Series B-1 Preferred Stock, the “Series B Preferred Stock”);

WHEREAS, each of the Purchasers, acting severally and not jointly, desires to purchase from the Company, upon the terms and subject to the conditions hereinafter set forth, newly issued shares of Series B-1 Preferred Stock and/or Series B-2 Preferred Stock, in consideration of each such Purchaser’s contribution to the Company of cash in the amount set forth on Schedule I hereto;

WHEREAS, the Company desires to issue and sell to the Purchasers, upon the terms and subject to the conditions hereinafter set forth, newly issued shares of Series B-1 Preferred Stock and/or Series B-2 Preferred Stock in consideration of each Purchaser’s contribution to the Company of cash in the amount set forth on Schedule I hereto;

WHEREAS, pursuant to Section 1.6 of the Stockholders Agreement, dated as of November 15, 2006, by and among the Company, the Purchasers and the investors listed on the signature pages thereto (the “Stockholders Agreement”), the Company and the Purchasers are offering certain of the Company’s investors (the “Preemptive Holders”) the opportunity to purchase their pro rata percentage of the aggregate number of shares of Series B Preferred Stock being issued to the Purchasers (such shares, the “Preemptive Shares”); and

WHEREAS, it is the intention of the parties hereto that the purchase by the Purchasers from the Company of newly issued shares Series B-1 Preferred Stock and Series B-2 Preferred Stock qualify for treatment under Section 351 of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I.

ISSUANCE, SALE AND DELIVERY OF SHARES;

CONTRIBUTIONS; CLOSING; CERTAIN TAX MATTERS

SECTION 1.01. Issuance, Sale and Delivery of Shares; Contributions. Upon the terms and subject to the conditions of this Agreement, on the Closing Date, the Company shall issue, sell and deliver to each Purchaser, and each Purchaser, acting severally and not jointly, shall purchase from the Company, (i) at a purchase price of $237.50 per share, that number of shares of newly issued

Series B-1 Preferred Stock as is set forth opposite such Purchaser’s name under the heading “Shares of Series B-1 Preferred Stock” on Schedule I hereto, and (ii) at a purchase price of $237.50 per share, that number of shares of newly issued Series B-2 Preferred Stock as is set forth opposite such Purchaser’s name under the heading “Shares of Series B-2 Preferred Stock” on Schedule I hereto (such shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock, collectively, the “Shares”). Upon the terms and subject to the conditions of this Agreement, on the Closing Date, as payment in full for the Shares being issued to each such Purchaser hereunder, each Purchaser shall contribute to the Company the amount of cash set forth opposite the name of such Purchaser under the heading “Cash Purchase Price” on Schedule I hereto. All amounts of cash contributed to the Company by the Purchasers in exchange for Shares hereunder shall be delivered to the Company by wire transfer of immediately available funds to an account designated by the Company to such Purchasers.

SECTION 1.02. Closing. Upon the terms and subject to the conditions of this Agreement, the issuance, sale and delivery of the Shares contemplated by Section 1.01 (the “Subscription Closing”) shall take place on the date hereof (such date being herein called the “Closing Date”).

SECTION 1.03. Certain Tax Matters. The Company and the Purchasers shall, for all federal, state and local income tax purposes, treat the transactions effected pursuant to Section 1.01 as collectively constituting a transaction under Section 351 of the Code, in which the Purchasers transfer property to the Company in exchange for stock in the Company and immediately after the exchange the Purchasers are in control (as defined in Section 368(c) of the Code) of the Company.

ARTICLE II.

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to the Purchasers that:

SECTION 2.01. Corporate Existence. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

SECTION 2.02. Authorization; Validity. The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby (including the issuance, sale and delivery of the Shares) are within the Company’s powers and have been duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) with respect to provisions relating to indemnification and contribution, as limited by considerations of public policy and by federal or state securities laws.

SECTION 2.03. Governmental Authorization. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Article III hereof, no order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official is required by or with respect to the Company in connection with the execution, delivery and performance by the Company of this Agreement except (i) for such filings as may be required under Regulation D promulgated under the Securities Act of 1933, as amended (“Regulation D”), or under any applicable state securities laws, (ii) for such other filings and approvals as have been made or obtained, or (iii) where the failure to obtain any such order, license, consent, authorization, approval or exemption or give any such notice or make any filing or registration would not have a material adverse effect on the ability of the Company to perform its obligations hereunder.

SECTION 2.04. Noncontravention. The execution, delivery and performance by the Company of this Agreement does not and will not (i) violate the Company’s charter and bylaws, (ii) violate any law, rule, regulation, judgment, injunction, order or decree applicable to or binding upon the Company, (iii) violate any contract, agreement, license, lease or other instrument, arrangement, commitment, obligation, understanding or restriction of any kind to which the Company is a party or (iv) require any consent or other action by any person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of the Company or to a loss of any benefit to which the Company is entitled under any provision of any agreement or other instrument binding upon the Company or any of its assets or properties.

SECTION 2.05. Capitalization. At and immediately after the Subscription Closing there will be no outstanding (i) shares of capital stock or voting securities of the Company, (ii) securities of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or (iii) options or other rights (other than preemptive rights pursuant to the Stockholders Agreement, dated as of November 15, 2006, by and among the Company, OEP and the other investors named therein (the “Stockholders Agreement”)) to acquire from the Company, or other obligation of the Company to issue any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company, except (A) for the Shares to be issued hereunder, and (B) the securities set forth on Schedule II hereto.

SECTION 2.06. Valid Issuance of Shares. At Subscription Closing, the Shares will have been duly and validly authorized and when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be validly issued, fully paid and nonassessable shares of Series B-1 Preferred Stock and Series B-2 Preferred Stock, as the case may be, free and clear of all claims, liens and encumbrances, other than any claims, liens and encumbrances created by the Stockholders Agreement.

SECTION 2.07. Second Amended and Restated Certificate of Incorporation. The Company has duly adopted and filed the Second Amended and Restated Certificate of Incorporation of the Company in the form attached hereto as Exhibit A with the Secretary of State of the State of Delaware.

ARTICLE III.

REPRESENTATION AND WARRANTIES OF THE PURCHASERS

Each Purchaser, severally and not jointly, and solely with respect to such Purchaser, represents and warrants to the Company that:

SECTION 3.01. Existence. Such Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

SECTION 3.02. Authorization; Power; Validity. The execution and delivery by such Purchaser of this Agreement and the consummation of the transactions contemplated hereby are within such Purchaser’s powers and have been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser. This Agreement constitutes a valid and binding agreement of such Purchaser, enforceable against such Purchaser in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies and (iii) with respect to provisions relating to indemnification and contribution, as limited by considerations of public policy and by federal or state securities laws.

SECTION 3.03. Governmental Authorization. No order, license, consent, authorization or approval of, or exemption by, or action by or in respect of, or notice to, or filing or registration with, any governmental body, agency or official is required by or with respect to such Purchaser in connection with the execution, delivery and performance by such Purchaser of this Agreement except (i) for such filings and notices of sale as may be required under Regulation D or under any applicable state securities laws, (ii) for such other filings and approvals as have been made or obtained, or (iii) where the failure to obtain any such order, license, consent, authorization, approval or exemption or give any such notice or make any filing or registration would not have a material adverse effect on the ability of such Purchaser to perform such Purchaser’s obligations hereunder.

SECTION 3.04. Noncontravention. The execution, delivery and performance by such Purchaser of this Agreement does not and will not (i) violate the certificate of limited partnership or agreement of limited partnership of such Purchaser, (ii) violate any law, rule, regulation, judgment, injunction, order or decree applicable to or binding upon such Purchaser, (iii) violate any contract, agreement, license, lease or other instrument, arrangement, commitment, obligation, understanding or restriction of any kind to which such Purchaser is a party, (iv) require any consent or other action by any person under, constitute a default under (with due notice or lapse of time or both), or give rise to any right of termination, cancellation or acceleration of any right or obligation of such Purchaser under any provision of any agreement or other instrument binding upon such Purchaser or any of its assets or properties or (v) result in the creation or imposition of any material lien, claim, charge, pledge, security interest or other encumbrance with respect to any Shares acquired hereunder.

SECTION 3.05. Purchase for Investment. Such Purchaser is purchasing the Shares being purchased by such Purchaser hereunder for investment for such Purchaser’s own account and not with a view to, or for sale in connection with, any distribution thereof.

SECTION 3.06. Private Placement.

(a) Such Purchaser’s financial situation is such that such Purchaser can afford to bear the economic risk of holding the Shares being purchased by such Purchaser hereunder for an indefinite period of time, and such Purchaser can afford to suffer the complete loss of such Purchaser’s investment in the Shares.

(b) Such Purchaser’s knowledge and experience in financial and business matters are such that such Purchaser is capable of evaluating the merits and risks of such Purchaser’s investment in the Shares or such Purchaser has been advised by a representative possessing such knowledge and experience.

(c) Such Purchaser understands that the Shares acquired hereunder are a speculative investment which involves a high degree of risk of loss of the entire investment therein, that there will be substantial restrictions on the transferability of the Shares and that following the date hereof there will be no public market for the Shares and that, accordingly, it may not be possible for such Purchaser to sell or pledge the Shares, or any interest in the Shares, in case of emergency or otherwise.

(d) Such Purchaser and such Purchaser’s representatives, including, to the extent such Purchaser deems appropriate, such Purchaser’s legal, professional, financial, tax and other advisors, have reviewed all documents provided to them in connection with such Purchaser’s investment in the Shares, and such Purchaser understands and is aware of the risks related to such investment.

(e) Such Purchaser and such Purchaser’s representatives have been given the opportunity to examine all documents and to ask questions of, and to receive answers from, the Company and its representatives concerning the Company, the terms and conditions of such Purchaser’s acquisition of the Shares and related matters and to obtain all additional information which such Purchaser or such Purchaser’s representatives deem necessary.

(f) Such Purchaser is an “accredited investor” as such term is defined in Regulation D.

SECTION 3.07. No Other Representations and Warranties. Each Purchaser hereby acknowledges and agrees that the representations and warranties set forth in this Article III hereof are the only representations, warranties and statements being relied on by such Purchaser in connection with this Agreement.

ARTICLE IV.

MISCELLANEOUS

SECTION 4.01. Agreement to Purchase Preemptive Shares. Promptly after the expiration of the period during which the Preemptive Holders are entitled to exercise their preemptive rights in accordance with Section 1.6(d) of the Stockholders Agreement, the Purchasers shall purchase from the Company and the Company shall issue to the Purchasers, pursuant to a subscription agreement substantially in the form of this Agreement, the Preemptive Shares not purchased by the Preemptive Holders, upon the same terms and conditions such Preemptive Shares were offered to the Preemptive Holders.

SECTION 4.02. Survival. All of the covenants, agreements, representations and warranties contained herein shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

SECTION 4.03. Notices. Any notice or communication required or permitted hereunder shall be in writing and shall be delivered personally, delivered by nationally recognized overnight courier service, sent by certified or registered mail, postage prepaid, or sent by facsimile (subject to electronic confirmation of such facsimile transmission). Any such notice or communication shall be deemed to have been given (i) when delivered, if personally delivered, (ii) one business day after it is deposited with a nationally recognized overnight courier service, if sent by nationally recognized overnight courier service, (iii) the day of sending, if sent by facsimile prior to 5:00 p.m. (EST) on any business day or the next succeeding business day if sent by facsimile after 5:00 p.m. (EST) on any business day or on any day other than a business day or (iv) five business days after the date of mailing, if mailed by certified or registered mail, postage prepaid, in each case, to the following address or facsimile number, or to such other address or addresses or facsimile number or numbers as such party may subsequently designate to the other parties by notice given hereunder:

if to the Company, to it at:

NCO Group, Inc.

507 Prudential Road

Horsham, PA 19044

Attention: Michael J. Barrist

Facsimile: (215) 441-3908

with a copy to:

Dechert LLP

Cira Centre

2929 Arch Street

Philadelphia, PA 19104

Attention: Carmen J. Romano, Esq.

       Derek M. Winokur, Esq.

Facsimile: (215) 994-2222

if to any Purchaser, to such Purchaser at the address set forth for such Purchaser on Schedule I hereto.

SECTION 4.04. Amendments and Waivers. (a) Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and, in the case of an amendment, signed by the Company and OEP or, in the case of a waiver, signed by the party against whom the waiver is to be effective.

(b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

SECTION 4.05. Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such cost or expense.

SECTION 4.06. Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. No party hereto shall assign this Agreement or any of its rights, interests or obligations hereunder without the prior written consent of the Company and OEP; provided, however, after the Closing Date, any Purchaser may assign its rights under this Agreement to any transferee of the Shares purchased by such Purchaser hereunder in connection with any transfer of Shares which is made in compliance with the terms of the Stockholders Agreement.

SECTION 4.07. Governing Law. This Agreement, and all claims arising hereunder or relating hereto, shall be governed and construed and enforced in accordance with the laws of the State of New York.

SECTION 4.08. Jurisdiction. The parties hereto agree that any suit, action or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby may only be brought in the United States District Court for the Southern District of New York or any New York State court sitting in the borough of Manhattan, New York County, New York, and each of the parties hereby consents to the exclusive jurisdiction of such courts in any such suit, action or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding in any such court or that any such suit, action or proceeding which is brought in any such court has been brought in an inconvenient forum. Process in any such suit, action or proceeding may be served on any party anywhere in the world, and each party agrees that, in addition to any method of service of process otherwise permitted by law, service of process on each party may be made by any method for giving such party notice as provided in Section 4.03, and shall be deemed effective service of process on such party.

SECTION 4.09. Waiver Of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

SECTION 4.10. Counterparts; Third Party Beneficiaries. This Agreement may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. No provision of this Agreement shall confer upon any person other than the parties hereto any rights or remedies hereunder.

SECTION 4.11. Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and written, among the parties with respect to the subject matter hereof.

SECTION 4.12. Severability. If one or more provisions of this Agreement are finally held to be unenforceable under applicable law, such provision shall be deemed to be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforced in accordance with its terms to the maximum extent permitted by law.

SECTION 4.13. Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. As used in this Agreement, the words “hereof’, “herein”, “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, and the words “Article” and “Section” are references to the articles and sections of this Agreement unless otherwise specified. Whenever the words “include,” “includes,” or “including” are used in this Agreement they shall be deemed to be followed by the words “without limitation.” The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

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